UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2021

CCUR Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37706	04-2735766
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6470 East Johns Crossing, Suite 490, Duluth, Georgia	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 305-6434

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name on exchange which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At meetings of the board of directors (the “Board”) of CCUR Holdings, Inc. (the “Company”) on December 21, 2020 and February 6, 2021, the Board approved an amendment to the Company’s certificate of incorporation to effect a 1-for-3,000 reverse stock split of the Company’s common stock (the “Reverse Stock Split”) whereby:

•
The Company’s stockholders who held less than 3,000 shares of existing common stock on the effective date of the Reverse Stock Split would receive cash in the amount of $2.86 per share of existing pre-reverse split common stock; and

•	The Company’s stockholders who held more than 3,000 shares of existing common stock on the effective date of the Reverse Stock Split would receive:

o	one share of new common stock for each 3,000 shares of existing common stock held on the effective date of the Reverse Stock Split; and

o	cash in lieu of any fractional share of new common stock that such holder would otherwise be entitled to receive on the basis of $2.86 per share of existing common stock.

Also on December 21, 2020, the holders of a majority of the Company’s outstanding shares of common stock executed a written consent approving such amendment. On March 26, 2021, the Company filed a definitive information statement on Schedule 14C describing, among other matters, the Reverse Stock Split and its consequences, and the Company mailed a copy of such definitive information statement to its shareholders on or about April 2, 2021.

On April 16, 2021, the Company filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of Delaware to effectuate the Reverse Stock Split, and such amendment was effective as of 12:01 a.m. on April 22, 2021.

As a result of the Reverse Stock Split, the number of holders of the Company’s common stock was reduced to fewer than three hundred. On the date hereof, the Company is filing a Form 15 with the United States Securities and Exchange Commission (the “SEC”) to terminate the registration of the Company’s common stock and to cease reporting as a public company. As a result of filing the Form 15, the Company expects that it will no longer be required to file periodic reports with the SEC or be subject to the reporting or other obligations under the Securities Exchange Act of 1934, as amended. The deregistration of the Company’s common stock will have the effect of terminating the quotation of its common stock on the OTCQB market maintained by the OTC Markets Group, Inc.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit Number	Description.
	3.1	Certificate of Amendment to the Restated Certificate of Incorporation filed April 16, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2021	CCUR HOLDINGS, INC.

	By:	/s/ Igor Volshteyn
Name: Igor Volshteyn
Title: President and Chief Operating Officer